Ministry of Employment and Investment
                          Energy and Minerals Division
                              Mineral Titles Branch

                              Mineral Tenure Act 52

                              BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE: Mineral
(Mineral or Placer)

MINING DIVISION: New Westminster

SELLER                                              PURCHASER
I, GARTH BARTON                                     TWIN VENTURES LTD
----------------                                    -----------------
(Full name)                                         (Full Name)
 2188- 61st Ave                                     6418 NE AGATE BEACH LANE
-------------------------                           ------------------------
(Mailing Address)                                   (Mailing Adress)
Langley BC                                          Bainridge Island, Washington
(City) (Province)                                   (City) (Province)
V3A 6H4         604-532-0315                        98110-1000    (206)842-2026
----------------------------                        ----------------------------
(Postal code)     (Telephone)                       (Postal Code) (Telephone)
CLIENT NUMBER: 101616                            CLIENT NUMBER:

For and consideration of the sum of TEN dollars ($ 10.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:

CLAIM NAME OR LEASE TYPE             TENURE NUMBER          PERCENTAGE OF
TITLE BEING SOLD
Ritz                                 398116                 100%
Ritz 1-20                            398117-398136          100%

I declare that I have good titles to these tenures and every right to sell the same, in witness whereof I have today April 22, 2003 signed my legal name.

(Signature of Witness)                          (Signature of Seller)

                                                /s/   Garth Barton
-------------------------                       ----------------------------
                                                      Signature of Seller